SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  September 17,1998

                       Forestry  International, Inc.
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         (Exact name of registrant as specified in its charter)


                              Colorado
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           (State or other jurisdiction of incorporation)


              0-23310                              84-1116284
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         (Commission File Number)          (I.R.S. Employer
                                           Identification No.)


            4640 Poplar Springs Drive, Suite A 29, Meridian, MS 39305
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            (Address of principal executive offices including zip code)


  (Registrant's telephone number including area code) (601) 485-3199

                                   N/A
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        (Former name or former address, if changed since last report)

Item 1.  Change in Control of Registrant

    On December 22, 1997 Mrs. Andrea Audet was appointed to serve as Secretary Treasurer of the registrant.

Item 2.  Acquisition or Disposition of Assets

     Not Applicable.

Item 3.  Bankruptcy or Receivership

     Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant

    On August 27, 1998 Mrs. Sylvie Monette-Houle was appointed as the Certifying Accountant to replace Mr. Gary Gethmann.

Item 5. Other Events

     Not Applicable

Item 6.  Resignation of Registrant's Directors

     On December 23, 1997 Mr. Pierre Bournaki resigned his position as Director of the registrant.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     Not Applicable

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FORESTRY INTERNATIONAL, INC.  Date:  09/17/98
(Registrant)



By:     /s/ Louis R. Turp
     Louis R. Turp, Chief Executive Officer